Exhibit 99.2 January 28, 2020 Fourth Quarter 2019 Earnings Summary Martin Midstream Partners L.P. – NASDAQ: MMLP

LEGAL NOTICE Use of Non-GAAP Financial Measures This presentation includes certain non-GAAP financial measures such as EBITDA and Adjusted EBITDA. These non-GAAP financial measures are not meant to be considered in isolation or as a substitute for results prepared in accordance with accounting principles generally accepted in the United States (GAAP). A reconciliation of non-GAAP financial measures included in this presentation to the most directly comparable financial measures calculated and presented in accordance with GAAP is set forth in the Appendix of this presentation or on our web site at www.MMLP.com MMLP’s management believes that these non-GAAP financial measures may provide useful information to investors regarding MMLP’s financial condition and results of operations as they provide another measure of the profitability and ability to service its debt and are considered important measures by financial analysts covering MMLP and its peers. Forward Looking Statements Statements included that are not historical facts (including any statements concerning plans and objectives of management for future operations or economic performance or assumptions or forecasts related thereto), are forward-looking statements. These statements can be identified by the use of forward-looking terminology including “forecast,” “may,” “believe,” “will,” “expect,” “anticipate,” “estimate,” “continue,” or other similar words. These statements discuss future expectations, contain projections of results of operations or of financial condition or state other “forward-looking” information. We and our representatives may from time to time make other oral or written statements that are also forward-looking statements. These forward-looking statements are based upon management’s current plans, expectations, estimates, assumptions and beliefs concerning future events impacting us and therefore involve a number of risks and uncertainties. We caution that forward-looking statements are not guarantees and that actual results could differ materially from those expressed or implied in the forward-looking statements. Because these forward-looking statements involve risks and uncertainties, actual results could differ materially from those expressed or implied by these forward-looking statements for a number of important reasons. A discussion of these factors, including risks and uncertainties, is set forth in Martin Midstream Partners L.P.’s annual and quarterly reports filed from time to time with the Securities and Exchange Commission. Martin Midstream Partners L.P. expressly disclaims any intention or obligation to revise or update any forward- looking statements whether as a result of new information, future events, or otherwise, except as required by law. 2

MMLP 4Q 2019 ADJUSTED EBITDA COMPARISON TO GUIDANCE $ millions Terminalling Natural Gas Interest Transportation Sulfur Services SG&A 4Q 2019 & Storage Liquids Expense Net income (loss) $2.6 $5.5 $9.5 $4.6 $(4.5) $(11.1) $6.6 Interest expense add back -- -- -- -- -- $11.1 $11.1 Depreciation and amortization $7.6 $4.1 $0.6 $2.8 -- -- $15.1 (Gain) loss on sale of property, plant and equipment $1.3 $(0.5) $(0.1) -- -- -- $0.7 Lower of cost or market adjustments -- -- $0.2 -- -- -- $0.2 Unrealized mark-to-market on commodity derivatives -- -- $1.2 -- -- -- $1.2 Unit-based compensation -- -- -- -- $0.3 -- $0.3 Income tax expense -- -- -- -- $0.3 -- $0.3 Adjusted EBITDA $11.5 $9.1 $11.4 $7.4 $(3.9) $0.0 $35.5 2019E 4Q19 4Q19 2019E 4Q19 4Q19 Terminalling & Storage Natural Gas Liquids Guidance Guidance Actual Guidance Guidance Actual Smackover Refinery $21.1 $5.1 $5.5 Butane $6.9 $9.0 $9.4 Martin Lubricants $13.4 $2.6 $2.9 Cardinal $10.8 $0.0 $0.0 Specialty Terminals $11.3 $3.0 $2.2 Natural Gasoline $5.1 $0.9 $0.6 Shore-Based Terminals $4.2 $0.9 $1.0 Propane $2.3 $0.7 $1.4 Total T&S $50.0 $11.6 $11.5 Total NGLs $25.1 $10.6 $11.4 2019E 4Q19 4Q19 2019E 4Q19 4Q19 Transportation Sulfur Services Guidance Guidance Actual Guidance Guidance Actual Land $20.1 $5.5 $4.7 Fertilizer $12.7 $1.9 $3.5 Marine $13.8 $3.7 $4.4 Sulfur Prilling $4.6 $1.3 $2.3 Total Transportation $33.9 $9.2 $9.1 Molten Sulfur $5.9 $1.5 $1.6 Total Sulfur Services $23.2 $4.7 $7.4 Unallocated SG&A $(16.5) $(4.0) $(3.9) Total Adjusted EBITDA $115.7 $32.1 $35.5 Note: numbers may not add due to rounding 3

MMLP YTD 2019 ADJUSTED EBITDA $ millions Terminalling Transportation Natural Gas Interest Sulfur Services SG&A 2019A & Storage Services Liquids Expense Net Income (loss) $17.7 $16.8 $(151.9) $14.0 $(19.9) $(51.7) $(175.0) Interest expense add back -- -- -- -- -- $51.7 $51.7 Depreciation and amortization $31.0 $15.3 $10.7 $11.3 -- -- $68.3 Loss on sale of property, plant and equipment $1.3 $1.7 $162.4 $0.1 -- -- $165.5 Non-cash insurance related accruals -- -- $3.2 $0.5 -- -- $3.7 Lower of cost or market adjustments -- -- $0.6 -- -- -- $0.6 Unrealized mark-to-market on commodity derivatives -- -- $0.7 -- -- -- $0.7 Unit-based compensation -- -- -- -- $1.4 -- $1.4 Transaction costs associated with acquisitions -- -- -- -- $0.2 -- $0.2 Income tax expense -- -- -- -- $1.9 -- $1.9 Adjusted EBITDA $50.0 $33.8 $25.7 $25.9 $(16.4) $0.0 $119.0 Terminalling & Storage 1Q19A 2Q19A 3Q19A 4Q19A 2019A Natural Gas Liquids 1Q19A 2Q19A 3Q19A 4Q19A 2019A Smackover Refinery $5.0 $5.3 $5.7 $5.5 $21.4 Butane $(2.2) $(0.8) $0.9 $9.4 $7.3 Martin Lubricants $2.5 $3.8 $4.5 $2.9 $13.7 Cardinal $5.2 $5.6 $0.0 $0.0 $10.8 Specialty Terminals $3.1 $2.6 $2.6 $2.2 $10.6 Natural Gasoline $2.8 $0.8 $0.6 $0.6 $4.7 Shore-Based Terminals $2.3 $0.6 $0.4 $1.0 $4.3 Propane $1.6 $(0.2) $0.2 $1.4 $3.0 Total T&S $12.9 $12.3 $13.3 $11.5 $50.0 Total NGLs $7.4 $5.4 $1.6 $11.4 $25.7 Transportation 1Q19A 2Q19A 3Q19A 4Q19A 2019A Sulfur Services 1Q19A 2Q19A 3Q19A 4Q19A 2019A Land $5.1 $5.1 $4.4 $4.7 $19.3 Fertilizer $3.2 $5.7 $1.9 $3.5 $14.3 Marine $2.7 $3.6 $3.8 $4.4 $14.5 Sulfur Prilling $1.1 $1.7 $0.2 $2.3 $5.3 Total Transportation $7.8 $8.7 $8.2 $9.1 $33.8 Molten Sulfur $2.3 $1.2 $1.1 $1.6 $6.3 Total Sulfur Services $6.7 $8.6 $3.1 $7.4 $25.9 Unallocated SG&A $(4.0) $(4.3) $(4.2) $(3.9) $(16.4) Note: numbers may not add due to rounding Total Adjusted EBITDA $30.8 $30.7 $22.0 $35.5 $119.0 4